                                                                    EXHIBIT 99.1

                               LETTER OF TRANSMITTAL

                                      FOR
                           TENDER OF ALL OUTSTANDING
                   9 1/2% SENIOR SUBORDINATED NOTES DUE 2009
                                IN EXCHANGE FOR
                   9 1/2% SENIOR SUBORDINATED NOTES DUE 2009
                                       OF
                         AMERICAN CELLULAR CORPORATION

--------------------------------------------------------------------------------
                    THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M.,
          NEW YORK CITY TIME, ON JULY 31, 2001 (THE "EXPIRATION DATE"),
                UNLESS EXTENDED BY AMERICAN CELLULAR CORPORATION
--------------------------------------------------------------------------------

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                    UNITED STATES TRUST COMPANY OF NEW YORK

         BY MAIL:            BY OVERNIGHT COURIER AND    BY HAND DELIVERY TO 4:30         BY FACSIMILE:
   United States Trust        BY HAND DELIVERY AFTER              P.M.:                   (646) 458-8111
   Company of New York              4:30 P.M.:             United States Trust                  or
       P.O. Box 84             United States Trust         Company of New York            (646) 458-8104
  Bowling Green Station        Company of New York       30 Broad Street, B-Level   (For Eligible Institutions
 New York, NY 10274-0084    Corporate Trust Operations   New York, NY 10004-2304              Only)
Attention: Corporate Trust          Department          Attention: Corporate Trust    CONFIRM BY TELEPHONE:
         Services           30 Broad Street-14th Floor           Services                 (800) 548-6565
 (registered or certified    New York, NY 10004-2304
    mail recommended)

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A
      NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID
                                   DELIVERY.

    The undersigned acknowledges receipt of the Prospectus dated June   , 2001
(the "Prospectus") of American Cellular Corporation ("American") which, together with this Letter of Transmittal (the "Letter of Transmittal"), constitutes American's offer (the "Exchange Offer") to exchange $1,000 in principal amount of a new series of 9 1/2% Senior Subordinated Notes Due 2009 (the "New Notes") of American for each $1,000 in principal amount of outstanding 9 1/2% Senior Subordinated Notes Due 2009 (the "Old Notes") of American. The terms of the New Notes are identical in all material respects (including principal amount, interest rate and maturity) to the terms of the Old Notes for which they may be exchanged pursuant to the Exchange Offer, except that the New Notes will have been registered under the Securities Act of 1933, as amended, and, therefore, will not bear legends restricting the transfer thereof.

    The Exchange Offer is being made pursuant to the Registration Rights Agreement dated as of June 4, 2001 (the "Registration Rights Agreement"), and all Old Notes validly tendered will be accepted for exchange. Any Old Notes not tendered will remain outstanding and continue to accrue interest, but will not retain any rights under the Registration Rights Agreement. Holders electing to have Old Notes exchanged pursuant to the Exchange Offer will be required to surrender such Old Notes, together with the Letter of Transmittal, to the Exchange Agent at the address specified herein prior to the close of business on the Expiration Date. Holders will be entitled to withdraw their election, at any time prior to 5:00 p.m., New York City time on the Expiration Date, by sending to the Exchange Agent at the address specified herein a facsimile transmission or letter setting forth the name of such Holder, the principal amount of Old Notes delivered for exchange and a statement that such Holder is withdrawing this election to have such Old Notes exchanged.

    The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

    PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW.

    THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

    List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the Certificate Numbers and Principal Amounts should be listed on a separate signed schedule affixed hereto.

---------------------------------------------------------------------------------------------------------------
                                  DESCRIPTION OF OLD NOTES TENDERED HEREWITH
---------------------------------------------------------------------------------------------------------------
                                                                               AGGREGATE
                                            NAME(S) AND ADDRESS(ES)        PRINCIPAL AMOUNT       PRINCIPAL
                                            OF REGISTERED HCERTIFICATE      REPRESENTED BY         AMOUNT
                                               (PLEASE FILL NUMBER(S)            NOTES            TENDERED*
---------------------------------------------------------------------------------------------------------------

                                                        -------------------------------------------------------

                                                        -------------------------------------------------------

                                                        -------------------------------------------------------

                                                        -------------------------------------------------------

                                                        -------------------------------------------------------

                                                        -------------------------------------------------------

                                                        -------------------------------------------------------
                                                              TOTAL

---------------------------------------------------------------------------------------------------------------

* Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by Old Notes. See
    Instruction 2.

    This Letter of Transmittal is to be used if certificates for Old Notes are to be forwarded herewith.

    Unless the context requires otherwise, the term "Holder" for purposes of this Letter of Transmittal means any person in whose name Old Notes are registered or any other person who has obtained a properly completed bond power from the registered holder.

    Holders whose Old Notes are not immediately available or who cannot deliver their Old Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date may tender their Old Notes according to the guaranteed delivery procedure set forth in the Prospectus under the captions "The Exchange Offer--Terms of the exchange offer--Procedures for Tendering Old Notes" and "The Exchange Offer--Terms of the Exchange Offer--Guaranteed Delivery Procedures."

/ /  CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE
    OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

    Name of Registered Holder(s): ______________________________________________

    Name of Eligible Institution that Guaranteed Delivery: _____________________

/ /  CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
    COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

    Name: ______________________________________________________________________

    Address: ___________________________________________________________________

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

LADIES AND GENTLEMEN:

    Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to American the above-described principal amount of Old Notes. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered herewith, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, American all right, title and interest in and to such Old Notes. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent acts as the agent of the undersigned in connection with the Exchange Offer) to cause the Old Notes to be assigned, transferred and exchanged. The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Old Notes and to acquire New Notes issuable upon the exchange of such tendered Old Notes, and that, when the same are accepted for exchange, American will acquire good and unencumbered title to the tendered Old Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by American to be necessary or desirable to complete the exchange, assignment and transfer of tendered Old Notes or to transfer ownership of such Old Notes on the account books maintained by The Depository Trust Company.

    The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption "The Exchange Offer--Conditions of the Exchange Offer." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by American) as more particularly set forth in the Prospectus, American may not be required to exchange any of the Old Notes tendered hereby and, in such event, the Old Notes not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

    By tendering, each Holder of Old Notes represents to American that (i) the New Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the person receiving such New Notes, whether or not such person is such Holder, (ii) neither the Holder of Old Notes nor any such other person has an arrangement or understanding with any person to participate in the distribution of such New Notes, (iii) if the Holder is not a broker-dealer or is a broker-dealer but will not receive New Notes for its own account in exchange for Old Notes, neither the Holder nor any such other person is engaged in or intends to participate in a distribution of the New Notes and
(iv) neither the Holder nor any such other person is an "affiliate" of American within the meaning of Rule 405 under the Securities Act of 1933, as amended (the "Securities Act") or, if such Holder is an "affiliate," that such Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable. If the tendering Holder is a broker-dealer (whether or not it is also an "affiliate" of American within the meaning of Rule 405 under the Securities Act) that will receive New Notes for its own account in exchange for Old Notes, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes. By acknowledging that it will deliver and by delivering a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes, the undersigned is not deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

    All authority herein conferred or agreed to be conferred shall survive the death, bankruptcy or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned. Tendered Old Notes may be withdrawn at any time prior to 5:00 p.m., New York City Time on the Expiration Date.

    Certificates for all New Notes delivered in exchange for tendered Old Notes and any Old Notes delivered herewith but not exchanged, in each case registered in the name of the undersigned, shall be delivered to the undersigned at the address shown below the signature of the undersigned.

--------------------------------------------------------------------------------

                         TENDERING HOLDER(S) SIGN HERE

  ____________________________________________________________________________

  ____________________________________________________________________________
                           SIGNATURE(S) OF HOLDER(S)

  Date: ______________, 2001

      (Must be signed by registered Holder(s) exactly as name(s) appear(s) on certificate(s) for Old Notes or by any person(s) authorized to become registered Holder(s) by endorsements and documents transmitted herewith. If signature by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth the full title of such person.) See Instruction 3.

  Name(s): ___________________________________________________________________
  ____________________________________________________________________________
                                 (PLEASE PRINT)

  Capacity (full title): _____________________________________________________

  Address: ___________________________________________________________________
  ____________________________________________________________________________
                              (INCLUDING ZIP CODE)

  Area Code and Telephone No.: _______________________________________________

  Tax Identification No.: ____________________________________________________

                           GUARANTEE OF SIGNATURE(S)
                        (IF REQUIRED--SEE INSTRUCTION 3)

  Authorized Signature: ______________________________________________________

  Name: ______________________________________________________________________

  Title: _____________________________________________________________________

  Address: ___________________________________________________________________

  Name of Firm: ______________________________________________________________

  Area Code and Telephone No.: _______________________________________________

  Dated: _____________, 2001
--------------------------------------------------------------------------------

                  PAYOR'S NAME: AMERICAN CELLULAR CORPORATION

-------------------------------------------------------------------------------------------------------------------------
              SUBSTITUTE                     Name (If joint names, list first and circle the name of the person or entity
               FORM W-9                      whose number you enter in Part I below.)
      Department of the Treasury             ----------------------------------------------------------------------------
       Internal Revenue Service              Address
                                             ----------------------------------------------------------------------------
                                             City, state and Zip Code
                                             ---------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
     Payor's Request for Taxpayer            Part I--PLEASE PROVIDE YOUR                  Social Security number
     Identification Number ("TIN")           TAXPAYER IDENTIFICATION NUMBER              or ----------------------
           and Certification                 ("TIN") IN THE BOX AT RIGHT AND          Employer Identification Number
                                             CERTIFY BY SIGNING AND DATING
                                             BELOW
                                             ----------------------------------------------------------------------------
                                             Part II--If exempt from backup withholding, check the box to the right./ /
                                             Also provide your TIN in Part I and sign and date this form in Part III.
-------------------------------------------------------------------------------------------------------------------------
 Part III--Under penalties of perjury, I certify that:

 1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), AND

 2. I am not subject to backup withholding: (a) I am exempt from backup withholding; or (b) I have not been notified by the Internal Revenue Service that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

 CERTIFICATION INSTRUCTIONS. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

Signature
-------------------------------------------------------------------------------------------------------------------------  Date
--------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

Note: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                                     INSTRUCTIONS

                       FORMING PART OF THE TERMS AND CONDITIONS
                                OF THE EXCHANGE OFFER

    1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES. Certificates for all physically delivered Old Notes, as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile thereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at any of its addresses set forth herein on or prior to the Expiration Date.

    THE METHOD OF DELIVERY OF OLD NOTES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF THE HOLDER AND, EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE.

    Holders whose Old Notes are not immediately available or who cannot deliver their Old Notes and all other required documents to the Exchange Agent on or prior to the Expiration Date may tender their Old Notes pursuant to the guaranteed delivery procedure set forth in the Prospectus under "The Exchange Offer--Terms of the Exchange Offer--Guaranteed Delivery Procedures." Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution (as defined in the Prospectus); (ii) on or prior to the Expiration Date, the Exchange Agent must have received from such Eligible Institution a letter, telegram or facsimile transmission setting forth the name and address of the tendering Holder, the name(s) in which such Old Notes are registered, and the certificate number(s) of the Old Notes to be tendered; and (iii) all tendered Old Notes as well as this Letter of Transmittal and all other documents required by this Letter of Transmittal must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of such letter, telex, telegram or facsimile transmission, all as provided in the Prospectus under the caption "The Exchange Offer--Terms of the Exchange Offer--Guaranteed Delivery Procedures."

    No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Old Notes for exchange.

    2. PARTIAL TENDERS; WITHDRAWALS. Tenders of Old Notes will be accepted in denominations of $1,000 and integral multiples in excess thereof. If less than the entire principal amount of Old Notes evidenced by a submitted certificate is tendered, the tendering Holder must fill in the principal amount tendered in the column entitled "Principal Amount Tendered." A newly issued certificate for the principal amount of Old Notes submitted but not tendered will be sent to such Holder as soon as practicable after the Expiration Date. All Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. To withdraw a tender of Old Notes in the Exchange Offer, a written or facsimile transmission notice of withdrawal must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having deposited the Old Notes to be withdrawn (the "Depositor"),
(ii) identify the Old Notes to be withdrawn (including the certificate number or numbers and principal amount of such Old Notes), (iii) contain a statement that such holder is withdrawing its election to have such Old Notes exchanged,
(iv) be signed by the Holder in the same manner as the original signature on the Letter of Transmittal by which such Old Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Trustee with respect to the Old Notes register the transfer of such Old Notes in the name of the person withdrawing the tender and
(v) specify the name in which any such Old Notes are to be registered, if different from that of the Depositor. If Old Notes have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at the book-entry transfer facility. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by Dobson, whose determination shall be final and binding on all parties. Any Old Notes so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer and no New Notes will be issued with respect thereto unless the Old Notes so withdrawn are validly retendered. Any Old Notes which have been tendered but which are not accepted for exchange will be returned to the Holder thereof without cost to such Holder as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Old Notes may be retendered by following one of the procedures described herein at any time prior to the business day prior to the Expiration Date.

    3. SIGNATURE ON THIS LETTER OF TRANSMITTAL; WRITTEN INSTRUMENTS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal is signed by the registered Holder(s) of the Old Notes tendered hereby, the signature must correspond with the name(s) as written on the face of certificates without alteration, enlargement or any change whatsoever.

    If tendered Old Notes are registered in the name of the signer of the Letter of Transmittal and the New Notes to be issued in exchange therefor are to be issued (and any untendered Old Notes are to be reissued) in the name of the registered holder (including any participant in The Depository Trust Company (also referred to as a book-entry facility) whose name appears on a security listing as the owner of Old Notes), the signature of such signer need not be guaranteed. In any other case, the tendered Old Notes must be endorsed or accompanied by written instruments of transfer in form satisfactory to American and duly executed by the registered holder and the signature on the endorsement or instrument of transfer must be guaranteed by an eligible guarantor institution which is a member of one of the following recognized signature guarantee programs (an "Eligible Institution"): (i) The Securities Transfer Agents Medallion Program (STAMP), (ii) The New York Stock Exchange Medallion Signature Program (MSF), or (iii) The Stock Exchange Medallion Program (SEMP).

    If the New Notes or Old Notes not exchanged are to be delivered to an address other than that of the registered holder appearing on the note register for the Old Notes, the signature in the Letter of Transmittal must be guaranteed by an Eligible Institution.

    Endorsements on certificates or signatures on separate written instruments of transfer or exchange required by this Instruction 3 must be guaranteed by an Eligible Institution.

    If any of the Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

    If a number of Old Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Old Notes.

    When this Letter of Transmittal is signed by the registered Holder or Holders of Old Notes listed and tendered hereby, no endorsements of certificates or separate written instruments of transfer or exchange are required.

    If this Letter of Transmittal is signed by a person other than the registered Holder or Holders of the Old Notes listed, such Old Notes must be endorsed or accompanied by separate written instruments of transfer or exchange in form satisfactory to American and duly executed by the registered Holder or Holders, in either case signed exactly as the name or names of the registered Holder or Holders appear(s) on the Old Notes.

    If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by American, proper evidence satisfactory to American of their authority so to act must be submitted.

    4. TRANSFER TAXES. American shall pay all transfer taxes, if any, applicable to the exchange of Old Notes pursuant to the Exchange Offer. If, however, certificates representing New Notes, or Old Notes for principal amounts not tendered or accepted for exchange, are to be delivered to, or are to be issued in the name of, any person other than the registered Holder of the Old Notes tendered hereby, or if a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

    Except as provided in this Instruction 4, it will not be necessary for transfer tax stamps to be affixed to the Old Notes listed in this Letter of Transmittal.

    5. WAIVER OF CONDITIONS. American reserves the absolute right to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

    6. MUTILATED, LOST, STOLEN OR DESTROYED NOTES. Any Holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

    7. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering and other questions relating to the Exchange Offer, as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number set forth above and in the Prospectus.

    8. IRREGULARITIES. All questions as to the validity, form, eligibility (including time of receipt), and acceptance of Letters of Transmittal or Old Notes will be resolved by American, whose determination will be final and binding. American reserves the absolute right to reject any or all Letters of Transmittal or tenders that are not in proper form or the acceptance of which would, in the opinion of American's counsel, be unlawful. American also reserves the right to waive any irregularities or conditions of tender as to the particular Old Notes covered by any Letter of Transmittal or tendered pursuant to such Letter of Transmittal. None of American, the Exchange Agent or any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification. American's interpretation of the terms and conditions of the Exchange Offer shall be final and binding.

    9. DEFINITIONS. Capitalized terms used in this Letter of Transmittal and not otherwise defined have the meanings given in the Prospectus.

    10. TAX IDENTIFICATION NUMBER. Federal income tax law requires that a holder of any Old Notes which are accepted for exchange must provide American (as payor) with its correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual, is his or her social security number. If American is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service. (If withholding results in an over-payment of taxes, a refund may be obtained.) Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements; however, these holders still must submit the Substitute Form W-9. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

    To prevent backup withholding, each tendering holder must provide such holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN), and that (i) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. The Form must be signed, even if the holder is exempt from backup withholding. If the Old Notes are registered in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for information on which TIN to report.

    American reserves the right in its sole discretion to take whatever steps are necessary to comply with its obligation regarding backup withholding.

    IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF (TOGETHER WITH CERTIFICATES FOR OLD NOTES AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.